Exhibit 10.3

STOCK TRANSFER RESTRICTION AGREEMENT

This Stock Transfer Restriction Agreement (the “Agreement”) is made as of June 9, 2021 by and among LifeStance Health Group, Inc., a Delaware corporation (the “Company”); LifeStance TopCo, L.P., a Delaware limited partnership (the “Partnership”); the Sponsor Investors (as defined herein); the Management Investors (as defined herein); and the Employee and Other Investors (as defined herein).

RECITALS

1.

On or about June 9, 2021, the Company, will complete a reorganization (the “Organizational Transactions”) pursuant to a Limited Partner Contribution and Exchange Agreement dated on or about June 9, 2021, among the Company and each equity holder of the Partnership party thereto (the “Contribution Agreement”).

2.

Pursuant to the terms of the Contribution Agreement, each equity holder of the Partnership agrees to contribute their partnership interests of the Partnership to the Company in exchange for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

3.

Following the consummation of the of the Organizational Transactions, the Company intends to complete an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Initial Public Offering”).

4.

The parties believe that it is in the best interests of the Company and the Stockholders to set forth herein their agreements on certain matters relating to the rights and obligations of the Stockholders.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.	EFFECTIVENESS; DEFINITIONS.

1.1.	Organizational Transaction; Effective Time. This Agreement will become effective upon the effectiveness of the Contribution Agreement.

1.2.	Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 6 hereof.

2.	TRANSFER RESTRICTIONS.

2.1.

Sponsor Investors. With respect to each Sponsor Investor (other than the TPG Investor), until the earlier of (i) the two (2) year anniversary of the closing of the Initial Public Offering and (ii) such time as both (A) such Sponsor Investor no longer has the right to designate a director nominee to the board of directors of the Company pursuant to Section 3.1 of the Stockholders Agreement, dated as of the date hereof, among the Company and the Sponsor Investors and (B) a director nominee of such Sponsor Investor no longer serves on the board of directors of the Company, such Sponsor Investor shall not Transfer its Shares to the extent that such Transfer would result in the Relative Ownership Percentage of such Sponsor Investor immediately following such Transfer being less than the Relative Ownership Percentage of the TPG Investor immediately following such Transfer, it being understood and agreed that this Agreement shall not prohibit any such Sponsor Investor from Transferring their Shares to the extent that such Transfer would not result in the Relative Ownership Percentage of such Sponsor Investor immediately following such Transfer being less than the Relative Ownership Percentage of the TPG Investor immediately following such Transfer. The foregoing restrictions shall not apply to Transfers by the TPG Investor.

2.2.

Management Investors. Until the two (2) year anniversary of the closing of Initial Public Offering, no Management Investor shall Transfer a number of Shares exceeding the greater of: (i) that number of Shares the Transfer of which would result in the Relative Ownership Percentage of such Management Investor immediately following such Transfer being less than the Relative Ownership Percentage of the TPG Investor immediately following such Transfer; and (ii) five percent (5%) of the Vested Equity of such Management Investor at the time of Transfer, in any three-month period (for the avoidance of doubt, excluding any Excluded Transfers). Notwithstanding the foregoing, the restrictions in this Section 2.2 shall terminate as to a Management Investor who is party to a written employment agreement with the Company or an affiliate in the event that such Management Investor’s employment is terminated by the Company or such affiliate without “Cause” or such Management Investor terminates employment with the Company or such affiliate for “Good Reason,” as such terms may be defined in such written employment agreements.

2.3.

Employee and Other Investors. Until the one (1) year anniversary of the closing of the Initial Public Offering, no Person that is an Employee and Other Investor shall Transfer a number of Shares exceeding fifty percent (50%), in the aggregate, of the Vested Equity of such Employee and Other Investor at the time of Transfer (for the avoidance of doubt, excluding any Excluded Transfers).

2.4.	Excluded Transfers. The restrictions described in Section 2.1, Section 2.2 and Section 2.3 shall not apply to the following transactions (such transactions, “Excluded Transfers”).

2.4.1.

Estate Planning. Any Stockholder who is a natural person may Transfer any or all of such Stockholder’s Shares (a) by gift to, or for the benefit of, any Members of the Immediate Family of such Stockholder, (b) to a trust (or limited liability company, partnership or other estate planning vehicle) for the benefit of such Stockholder and/or any Members of the Immediate Family of such Stockholder or (c) to any other trust (or limited liability company, partnership or other estate planning vehicle) in respect of which such Stockholder serves as trustee (or as managing member, manager, general partner or otherwise, as applicable); provided, that any such transferee agrees to be subject to the restrictions set forth in this Agreement.

2.4.2.

Upon Death. Upon the death of any Stockholder who is a natural person, such Stockholder’s Shares may be distributed by the will or other instrument taking effect at death of such Stockholder or by applicable laws of descent and distribution to such Stockholder’s estate, executors, administrators and personal representatives, and then to such Stockholder’s heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such Stockholder.

2.4.3.	Court Order. Any Stockholder may Transfer any or all of such Shares pursuant to a court order or regulatory agency or to comply with any regulations related to such Stockholder’s ownership of Shares.

2.4.4.

Affiliates. Any Sponsor Investor may Transfer any or all of such Sponsor Investor’s Shares to a corporation, partnership, limited liability company, investment fund or other entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Sponsor Investor, or is wholly-owned by the Sponsor Investor, or, in the case of an investment fund, that is managed by, or is under common management with, the Sponsor Investor (including, for the avoidance of doubt, a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the Sponsor Investor or who shares a common investment advisor with the Sponsor Investor); provided that any such transferee agrees to be subject to the restrictions set forth in this Agreement.

2.4.5.

Cashless Exercise; Taxes. Any Stockholder may Transfer any or all of such Stockholder’s Shares to the Company to generate such amount of cash needed for the payment of the exercise price or taxes, including estimated taxes, due as a result of any, vesting, exercise or settlement of restricted stock, stock options, restricted stock units or other equity awards pursuant to any plan or agreement granting such an award to an employee or other service provider of the Company or its Affiliates, whether by means of a “net settlement” or “cashless basis”; provided that any remaining Shares received upon such vesting, exercise or settlement will be subject to the restrictions set forth in this Agreement.

2.4.6.

Change of Control. Any Stockholder may Transfer any or all of such Stockholder’s Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a “change of control” of the Company, made to all holders of Common Stock involving a change of control (as defined below) of the Company which occurs after the consummation of the Initial Public Offering, is open to all holders of the Company’s capital stock and has been approved by the board of directors of the Company; provided, that if such change of control is not consummated, such shares shall remain subject to all of the restrictions set forth in this agreement (for the purposes of this clause (i), a “change of control” being defined as any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes or would become the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% of total voting power of the voting stock of the Company) (or the surviving entity).

2.4.7.

Secured Obligations. Restrictions on Transfers will not apply to pledges to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements between such third parties (or their Affiliates or designees) and a Stockholder and/or its Affiliates or any similar arrangement relating to a financing agreement for the benefit of the undersigned and/or its Affiliates.

2.4.8.

Rule 10b5-1 Plans. Nothing in this Agreement shall restrict a Stockholder from adopting a trading plan pursuant to Rule 10b5-1 of the Exchange Act, subject to Company policy; provided, that Transfers pursuant to any such trading plan shall be subject to the limitations set forth herein.

2.5.

Notice of Transfer by TPG. The TPG Investor shall notify the Company within two (2) Business Days following any Transfer by the TPG Investor. Within two (2) Business days of receipt of any such notice from TPG, the Company shall notify the other Stockholders then subject to restrictions on Transfer under this Agreement for purposes of calculating the Relative Ownership Percentage of such Stockholder.

2.6.

Other Restrictions on Transfer. The restrictions on Transfer contained in this Agreement are in addition to any other restrictions on Transfer to which a Stockholder may be subject, including any lock-up agreement entered into with the representatives of the several underwriters in the Initial Public Offering, any coordination agreement, or any equity incentive plan, restricted stock agreement, stock option agreement, stock subscription agreement or other agreement to which such Stockholder is a party or instrument by which such Stockholder is bound.

2.7.

General Restrictions on Transfer. Each Stockholder understands and agrees that the Shares held by it have not been registered under the Securities Act and are restricted securities under the Securities Act. No Stockholder shall Transfer any Shares (or solicit any offers in respect of any Transfer of any Shares), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws and any restrictions on Transfer contained in this Agreement or any other provisions set forth in any other agreements or instruments pursuant to which such Shares were issued.

3.	REMEDIES.

The Company and each Stockholder will have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any Stockholder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto will be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

4.	LEGENDS.

4.1.	Restrictive Legend. Each book entry representing Shares will have the following legend endorsed conspicuously thereupon:

THE SALE, ENCUMBRANCE OR OTHER DISPOSITION THEREOF, ARE SUBJECT TO THE PROVISIONS OF A STOCK TRANSFER RESTRICTION AGREEMENT TO WHICH THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS ARE PARTY, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE.

Any Person who acquires Shares that are not subject to all or part of the terms of this Agreement has the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

4.2.	1933 Act Legends. Each book entry representing Shares will have the following legend endorsed conspicuously thereupon:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

4.3.	Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

4.4.

Termination of 1933 Act Legend. The requirement imposed by Section 4.2 hereof will cease and terminate as to any particular Shares (a) when, in the opinion of Ropes & Gray LLP, or other counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act or (b) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (x) such requirement ceases and terminates as to any Shares or (y) such Shares are transferable under paragraph (b)(1) of Rule 144, the holder of such Shares will be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 4.2 of this Agreement.

4.5.

Cooperation by the Company. With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC that may at any time permit the sale of securities to the public without registration, the Company agrees to use its reasonable best efforts to:

4.5.1.

make and keep public information available, as those terms are defined in Rule 144, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

4.5.2.

file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

4.5.3.

furnish to any Stockholder, upon request by such Stockholder, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the Initial Public Offering), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Stockholder to sell any such securities without registration.

5.	AMENDMENT, TERMINATION, ETC.

5.1.

Amendment. No provision of this Agreement may be waived, amended or otherwise modified except by an instrument in writing executed by (i) the Company and (ii) the TPG Investor; provided, however, that any waiver, amendment or modification that adversely affects any Sponsor Investor shall require the prior written consent of such Sponsor Investor; provided, further, however, that any waiver, amendment or modification that adversely affects Management Investors disproportionately as compared to the Sponsor Investors (taking into account and considering the rights of Management Investors prior to such amendment or modification), shall require the prior written consent of the holders of a majority of the Shares (including Vested Equity) then held by the Management Investors; provided, further, that any waiver, amendment or modification that adversely affects Employee and Other Investors disproportionately as compared to the Sponsor Investors (taking into account and considering the rights of Employee and Other Investors prior to such amendment or modification), shall require the prior written consent of the holders of a majority of the Shares (including Vested Equity) then held by the Employee Investors; provided, further, that any waiver, amendment or modification that adversely affects a Stockholder disproportionately as compared to all other Stockholders, shall require the prior written consent of such Stockholder so adversely affected.

5.2.	Effect of Termination. No expiration or termination of this Agreement or any part hereof will relieve any Person of liability for a breach at or prior to such expiration or termination.

6.	DEFINITIONS. For purposes of this Agreement:

6.1.	Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 6:

6.1.1.

The words “hereof”, “herein”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and references to a particular Section of this Agreement include all subsections thereof;

6.1.2.	The word “including” means including, without limitation;

6.1.3.	Definitions are equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

6.1.4.	The masculine, feminine and neuter genders shall each be deemed to include the other.

6.2.	Definitions. The following terms shall have the following meanings:

“Affiliate” means, when used with reference to another Person means any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person.

“Award Agreement” means, with respect to any Shares, any Partnership Interest Award Agreement (as amended and/or amended and restated from time to time) between the holder of such Shares and the Partnership or any other award agreement relating to restricted stock, stock options, restricted stock units or other equity award granted to an employee or other service provider of the Company or its Affiliates prior to the closing of the Initial Public Offering.

“Employee and Other Investor” means the individuals set forth on Schedule II hereto.

“Management Investor” means the individuals set forth on Schedule I hereto.

“Members of the Immediate Family” means, with respect to any individual, each parent, spouse or child or other descendants of such individual (including by adoption), each trust created solely for the benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in his or her capacity as such custodian or guardian.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Relative Ownership Percentage” means, with respect to Shares held by any Stockholder, a fraction (expressed as a percentage) (i) the numerator of which is the aggregate number of Shares owned by such Stockholder immediately following the effective time of a Transfer and (ii) the denominator of which is the aggregate number of Shares owned by such Stockholder at the time of the Initial Public Offering (prior to giving effect to any Transfers in connection with the Initial Public Offering).

“Shares” means, shares of Common Stock received by a Stockholder pursuant to the terms of the Contribution Agreement and shares of Common Stock received by a Stockholder pursuant to the any Award Agreement. Shares do not include any securities acquired after the closing of the Initial Public Offering or acquired from the underwriters in the Initial Public Offering.

“Silversmith Investor” means, means, collectively, Silversmith Capital Partners I-A, LP, Silversmith Capital Partners I-B, LP, and Silversmith Capital Partners I-C, LP.

“Sponsor Investor” means each of the Silversmith Investor, the Summit Investor and the TPG Investor.

“Stockholder” means each of the Employee Investors, the Management Investors, the Silversmith Investor, the Summit Investor and the TPG Investor.

“Summit Investor” means, collectively, Summit Partners Growth Equity Fund IX-A, L.P., Summit Partners Growth Equity Fund IX-B, L.P., Summit Partners Entrepreneur Advisors Fund II, L.P., Summit Investors GE IX/VC IV, LLC, and Summit Investors GGE IX/VC (UK), L.P.

“TPG Investor” means TPG VIII Lynnwood Holdings Aggregation, L.P.

“Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law). The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Vested Equity” means any (1) Shares owned of record by any Stockholder, plus (2) without duplication, Shares issued to any Stockholder subject to any Award Agreement that has vested in accordance with the terms thereof and beneficially owned by the Stockholder or Transferred by such Stockholder to the Company to generate cash for the payment of taxes, including estimated taxes, due as a result of such vesting.

7.	MISCELLANEOUS.

7.1.

Authority; Effect. Each party hereto represents and warrants to and agrees with each other party hereto that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which such party’s assets are bound and (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

7.2.

Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by nationally-known, reputable overnight carrier, (ii) by registered or certified mail, postage prepaid, or (iii) by email, in each case, addressed as follows:

7.2.1.	in the case of the Company:

LifeStance Health Group, Inc.

4800 Scottsdale Road, Suite 6000

Scottsdale, Arizona 85251

Attention: Ryan Pardo, Chief Legal Officer

Email: [    ]

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attention: Thomas Fraser

Email: [    ]

7.2.2.	if to any Stockholder, to the address or e-mail address set forth on the books of the Company or any other address as a party may hereafter specify for such purpose to the Company.

Unless otherwise specified herein, such notices or other communications will be deemed effective (a) on the date received, if personally delivered, (b) one business day after being sent by nationally-known, reputable overnight carrier, (c) three business days after deposit with the U.S. Postal Service, if sent by registered or certified mail, and (d) if sent via email; when transmission confirmation is received. Each party hereto is entitled to specify a different address by giving notice as aforesaid to the Company and the Sponsor Investors.

7.3.

Binding Effect, Etc. Except for restrictions on Transfer of Shares set forth in other agreements, plans or other documents, this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and is binding upon and will inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. Except as otherwise expressly provided herein, no Stockholder party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing will be null and void.

7.4.

Counterparts. This agreement may be executed and delivered via facsimile, electronic mail (including ..pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.5.

Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law and the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the fullest extent possible. The provisions hereof are severable, and in the event any provision hereof is held invalid or unenforceable in any respect, that will not invalidate, render unenforceable or otherwise affect any other provision hereof.

7.6.

No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement will be had against any former, current or future, direct or indirect director, officer, employee, agent or Affiliate of a Stockholder, any former, current or future, direct or indirect holder of any equity interests or securities of a Stockholder (whether such holder is a limited or general partner, member, stockholder or otherwise), any former, current or future assignee of a Stockholder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, Affiliate, controlling person, representative or assignee of any of the foregoing (collectively, the “No Recourse Persons”), as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any No Recourse Person for any obligation of any Sponsor Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

8.	GOVERNING LAW.

8.1.

Governing Law. This Agreement and all Covered Actions will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. As used herein, the term “Covered Action” means any action claim, cause of action or suit (whether based in contract, tort or otherwise), inquiry, proceeding or investigation arising out of, based upon or relating to (a) this Agreement or relating to the subject matter hereof. Consent to Jurisdiction; Venue; Service. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Wilmington in the State of Delaware for the purpose of any Covered Action, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any Covered Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this

Agreement or any Covered Action or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any Covered Action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Covered Action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party consents to service of process in any Covered Action in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.2 hereof is reasonably calculated to give actual notice. Notwithstanding the foregoing in this Section 8.2, a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

8.2.

WAIVER OF JURY TRIAL. EACH OF THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (INCLUDING COUNTERCLAIMS) RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS OR RELATIONSHIPS HEREBY CONTEMPLATED OR OTHERWISE IN CONNECTION WITH THE ENFORCEMENT OF ANY RIGHTS OR OBLIGATIONS HEREUNDER.

8.3.

Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement will impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor will any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	LIFESTANCE HEALTH GROUP, INC.

	By:	/s/ Michael K. Lester
Name: Michael K. Lester
Title: President and Chief Executive Officer

THE SPONSOR INVESTORS:

THE MANAGEMENT INVESTORS:

THE EMPLOYEE AND OTHER INVESTORS:

Acknowledged and agreed by,

THE PARTNERSHIP:	LIFESTANCE TOPCO, L.P.

	By:	/s/ Michael K. Lester
Name: Michael K. Lester
Title: President and Chief Executive Officer

EXHIBIT A

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

TPG VIII LYNNWOOD HOLDINGS AGGREGATION, L.P.
Name of Stockholder

By: By:	TPG GenPar VIII, L.P., its general partner TPG GenPar VIII Advisors, LLC, its general partner
(if applicable)

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Dated: June 9, 2021

Address for notices:

TPG Global, LLC, Attention: General Counsel

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Silversmith Capital Partners I-A, L.P.
Name of Stockholder

By:	Silversmith Partners I GP, L.P., its general partner
By:	Silversmith Partners I GP, LLC, its general partner
(if applicable)

By:	/s/ Jeffrey Crisan
Name: Jeffrey Crisan
Title: Manager

Dated: June 9, 2021

Address for notices:

Silversmith Capital Partners, Attention: COO 116 Huntington Avenue, 15th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Silversmith Capital Partners I-B, L.P.
Name of Stockholder

By:	Silversmith Partners I GP, L.P., its general partner
By:	Silversmith Partners I GP, LLC, its general partner
(if applicable)

By:	/s/ Jeffrey Crisan
Name: Jeffrey Crisan
Title: Manager

Dated: June 9, 2021

Address for notices:

Silversmith Capital Partners, Attention: COO 116 Huntington Avenue, 15th Floor
Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Silversmith Capital Partners I-C, L.P.
Name of Stockholder

By:	Silversmith Partners I GP, L.P., its general partner
By:	Silversmith Partners I GP, LLC, its general partner
(if applicable)

By:	/s/ Jeffrey Crisan
Name: Jeffrey Crisan
Title: Manager

Dated: June 9, 2021

Address for notices:

Silversmith Capital Partners, Attention: COO 116 Huntington Avenue, 15th Floor
Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Summit Partners Growth Equity Fund IX-A, L.P.
Name of Stockholder

By:	Summit Partners GE IX, L.P., its general partner
By:	Summit Partners GE IX, LLC, its general partner
(if applicable)

By:	/s/ Darren Black
Name: Darren Black
Title: Member

Dated: June 9, 2021

Address for notices:

Summit Partners, Attention: Chief Compliance Officer 222 Berkeley Street, 18th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Summit Partners Growth Equity Fund IX-B, L.P.
Name of Stockholder

By:	Summit Partners GE IX, L.P., its general partner
By:	Summit Partners GE IX, LLC, its general partner
(if applicable)

By:	/s/ Darren Black
Name: Darren Black
Title: Member

Dated: June 9, 2021

Address for notices:

Summit Partners, Attention: Chief Compliance Officer 222 Berkeley Street, 18th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Summit Partners Entrepreneurs Advisors Fund II, L.P.
Name of Stockholder

By:	Summit Partners Entrepreneur Advisors GP II, LLC, its general partner
By:	Summit Master Company, LLC, its general partner
(if applicable)

By:	/s/ Darren Black
Name: Darren Black
Title: Member

Dated: June 9, 2021

Address for notices:

Summit Partners, Attention: Chief Compliance Officer 222 Berkeley Street, 18th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Summit Investors GE IX/VC IV, LLC
Name of Stockholder

By:	Summit Investors Management, LLC, its manager
By:	Summit Partners, L.P., its manager
By:	Summit Master Company, LLC, its general partner
(if applicable)

By:	/s/ Darren Black
Name: Darren Black
Title: Member

Dated: June 9, 2021

Address for notices:

Summit Partners, Attention: Chief Compliance Officer 222 Berkeley Street, 18th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Sponsor Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Summit Investors GE IX/VC (UK), LLC
Name of Stockholder

By: By: By:	Summit Investors Management, LLC, its manager Summit Partners, L.P., its manager Summit Master Company, LLC, its general partner
(if applicable)

By:	/s/ Darren Black
Name: Darren Black
Title: Member

Dated: June 9, 2021

Address for notices:

Summit Partners, Attention: Chief Compliance Officer 222 Berkeley Street, 18th Floor

Boston, MA 02116

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Michael Lester
Name of Stockholder

(if applicable)

By:	/s/ Michael Lester
Name: Michel Lester
Title: President and Chief Executive Officer

Dated: June 9, 2021
Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Gwendolyn Booth
Name of Stockholder

(if applicable)

By:	/s/ Gwendolyn Booth
Name: Gwendolyn Booth
Title: Chief Operating Officer

Dated: June 9, 2021
Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Danish Qureshi
Name of Stockholder

(if applicable)

By:	/s/ Danish Qureshi
Name: Danish Qureshi
Title: Chief Growth Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Qureshi Marital Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Qureshi Mother’s Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Qureshi Irrevocable Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Qureshi Legacy Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Qureshi Children’s Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Khan Marital Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Khan Descendants Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Khan Irrevocable Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Khan Legacy Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Khan Parents Trust
Name of Stockholder

(if applicable)

By:	/s/ Stefani Bultena
Name: Stefani Bultena
Title: Trust Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Kevin Mullins
Name of Stockholder

(if applicable)

By:	/s/ Kevin Mullins
Name: Kevin Mullins
Title: Chief Development Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Warren Gouk
Name of Stockholder

(if applicable)

By:	/s/ Warren Gouk
Name: Warren Gouk
Title: Chief Administrative Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Warren James Gouk Separate Property Trust
Name of Stockholder

(if applicable)

By:	/s/ Warren Gouk
Name: Warren Gouk
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Tanner J. Gouk GST Trust
Name of Stockholder

(if applicable)

By:	/s/ Matt Kelleher
Name: Matt Kelleher
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Emerson G. Gouk GST Trust
Name of Stockholder

(if applicable)

By:	/s/ Matt Kelleher
Name: Matt Kelleher
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Tanner Gouk Irrevocable Trust
Name of Stockholder

(if applicable)

By:	/s/ Matt Kelleher
Name: Matt Kelleher
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Emerson Gouk Irrevocable Trust
Name of Stockholder

(if applicable)

By:	/s/ Matt Kelleher
Name: Matt Kelleher
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Kimberly Pardo Irrevocable Trust
Name of Stockholder

(if applicable)

By:	/s/ Kimberly Hilden Pardo
Name: Kimberly Hilden Pardo
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

The Patel-Dunn Family Trust
Name of Stockholder

(if applicable)

By:	/s/ Anisha Patel-Dunn
Name: Anisha Patel-Dunn
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

LJP LS Trust
Name of Stockholder

(if applicable)

By:	/s/ Shami Patel
Name: Shami Patel
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Lena J Patel LS Trust
Name of Stockholder

(if applicable)

By:	/s/ Shami Patel
Name: Shami Patel
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

MSP LS Trust
Name of Stockholder

(if applicable)

By:	/s/ Shami Patel
Name: Shami Patel
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

SMP LS Trust
Name of Stockholder

(if applicable)

By:	/s/ Shami Patel
Name: Shami Patel
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

SLP LS Trust
Name of Stockholder

(if applicable)

By:	/s/ Shami Patel
Name: Shami Patel
Title: Trustee

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Felicia Gorcyca
Name of Stockholder

(if applicable)

By:	/s/ Felicia Gorcyca
Name: Felicia Gorcyca
Title: Chief People Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Pablo Pantaleoni Garcia
Name of Stockholder

(if applicable)

By:	/s/ Pablo Pantaleoni Garcia
Name: Pablo Pantaleoni Garcia
Title: Chief Digital Officer

Dated: June 9, 2021

Address for notices:

Counterpart Signature Page

The undersigned hereby agrees to join, become a party to and be bound, as a “Stockholder”, and a Management Investor, by the Stock Transfer Restriction Agreement of LifeStance Health Group, Inc. (the “Company”), entered into as of June 9, 2021.

Jesse Michael Bruff
Name of Stockholder

(if applicable)

By:	/s/ Jesse Michael Bruff
Name: Jesse Michael Bruff
Title: Chief Financial Officer

Dated: June 9, 2021

Address for notices:

[Employee Investor and Other Investor signatures on file with the Company]